Exhibit 10.34

AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT

This Amendment No. 3 to Master Services Agreement (this “Amendment”) is entered into this 23rd day of June 2006 between Hawaiian Telcom Services Company, Inc. (“HTSC”) and Verizon Select Services Inc. (“VSSI”).

WHEREAS, HTSC and VSSI are parties to that certain Master Services Agreement effective May 2, 2005 (as amended by Amendment No 1 and Amendment No 2, the “Agreement”);

WHEREAS, pursuant to the Agreement, VSSI provides HTSC with certain communications and related services; and

WHEREAS, upon the scheduled termination of the Agreement, HTSC intends to cease using Carrier Identification Code (“CIC”) 6224 and begin using a different CIC obtained by HTSC and to transition Data Circuits to an alternative provider;

WHEREAS, the Parties anticipate that HTSC will need to continue to use VSSI’s Services for a limited period of time as it transitions to the new CIC and new Data Circuit provider;

WHEREAS, VSSI and HTSC desire to extend and modify certain aspects of the Agreement to accommodate this transition,

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement.

2. In Section 1 of the Agreement, the term “Initial Term” is amended and restated in its entirety as follows:

“Initial Term” shall mean the period commencing on the Effective Date and expiring at 12:01 am Eastern Time, June 28, 2006.

3. For avoidance of doubt, the rates that shall apply to the switched Services provided by VSSI under this Amendment shall be the minute of use rates specified in Annex A, Section B (Prices) as previously amended.

4. Except as expressly amended herein, all terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Amendment on such Party’s behalf on the date first set forth above.

Verizon Select Services Inc.		Hawaiian Telcom Services Company, Inc.

By:	Stephen E. Smith	By:	Alan M. Oshima
Title:	Authorized Representative	Title:	SVP, General Counsel & Secretary